                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger K. Viola, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke and James R. Schmank, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.

                                                      Roger K. Viola
                                         ---------------------------------------
                                                      Roger K. Viola

SUBSCRIBED AND SWORN to before me this 26th day of March, 1996.

                                                      Jana R. Selley
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

           June 14, 1996
-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1996.

                                                      Howard R. Fricke
                                         ---------------------------------------
                                                      Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 26th day of March, 1996.

                                                      Deborah D. Pryer
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

           April 11, 1999
-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Donald W. Schepker, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 1996.

                                                      Donald W. Schepker
                                         ---------------------------------------
                                                      Donald W. Schepker

SUBSCRIBED AND SWORN to before me this 27th day of March, 1996.

                                                      Diana L. Feldhausen
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

           March 23, 1999
-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 1996.

                                                      Katherine White
                                         ---------------------------------------
                                                      Katherine White

SUBSCRIBED AND SWORN to before me this 29th day of March, 1996.

                                                      Patricia Dawson
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

           June 30, 1996
-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 1996.

                                                      John E. Hayes, Jr.
                                         ---------------------------------------
                                                      John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 28th day of March, 1996.

                                                      Linda A. Fricke
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

         December 28, 1999
-------------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, James R. Schmank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 1996.

                                                      James R. Schmank
                                         ---------------------------------------
                                                      James R. Schmank

SUBSCRIBED AND SWORN to before me this 1st day of April, 1996.

                                                      Jana R. Selley
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

           June 14, 1996
-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Lee Laino, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 1996.

                                                      Lee Laino
                                         ---------------------------------------
                                                      Lee Laino

SUBSCRIBED AND SWORN to before me this 29th day of March, 1996.

                                                      Robert J. Whittish
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

         December 31, 1996
-------------------------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Jane Boisseau, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 1996.

                                                      Jane Boisseau
                                         ---------------------------------------
                                                      Jane Boisseau

SUBSCRIBED AND SWORN to before me this 2nd day of April, 1996.

                                                      Carol O'Shaughnessy
                                         ---------------------------------------
                                                      Notary Public

My Commission Expires:

            April, 1998
-------------------------------------